UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    June 16, 2006
Cooper Tire & Rubber Company

(Exact name of registrant as specified in its charter)

Delaware	01-04329	34-297750

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio	45840

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code    (419) 423-1321

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     Dick Stephens has agreed to remain in a consultant role with Cooper Tire & Rubber Company through the end of 2006 in order to provide for a smooth transition after his planned retirement, which was previously reported in the Current Report on Form 8-K filed on June 1, 2006. Mr. Stephens will resign from his position as Vice President and President, North American Tire Division effective July 1, 2006. During the interim time period, Mr. Stephens will continue to receive his current level of compensation and benefits.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Number	Exhibit

99.1	Letter Agreement dated June 16, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ James E. Kline

Name:	James E. Kline
Title:	Vice President, General Counsel and Secretary
Dated: June 20, 2006

INDEX TO EXHIBITS

Number	Exhibit

99.1	Letter Agreement dated June 16, 2006.

4